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                                                                 Exhibit 10.1A

                           Burlington Business Center
                             67 South Bedford Street
                            Burlington, Massachusetts
                                ("the Building")

                                 SIXTH AMENDMENT
                                 March 10, 2000

            LANDLORD:          Gateway Rosewood, Inc., successor-in-interest to
                               Sumitomo Life Realty (N.Y.), Inc.

            TENANT:            Lightbridge, Inc.

            EXISTING
            PREMISES:          An area on the first (1st) floor East Pod of the
                               Building, containing 21,055 rentable square feet, substantially as shown on Lease Plan, Exhibit F, Sheet 1; an area on the second (2nd) floor East
                               Pod of the Building, containing 21,892 rentable square feet, substantially as shown on Lease
                               Plan, Exhibit F, Sheet 2; an area ("Third
                               Amendment Premises") on the second (2nd) floor, Pod C of the Building, containing 220 square feet of Rentable Floor Area, substantially as shown on Exhibit A, Third Amendment; an area on the third
                               (3rd) floor East Pod of the Building, containing
                               3,411 rentable square feet, substantially as shown on Lease Plan, Exhibit F, Sheet 3; and an area on the fourth (4th) floor West Lobby of the Building, containing 11,226 square feet of Rentable Floor Area, substantially as shown on Exhibit A, Second Amendment, dated October 6,
                               1997; an area, known as the Generator Premises, adjacent to the Building more particularly shown on Exhibit A, First Amendment dated July 22,
                               1997; an area on the third (3rd) floor, Pod C of the Building, containing 7,733 square feet of Rentable Area, substantially as shown on Exhibit
                               A, Fourth Amendment, dated July 16, 1999 ("Fourth
                               Amendment Premises"); and an area on the third
                               (3rd) floor of Pod C of the Building, containing
                               3,982 square feet of Rentable Floor Area, substantially as shown on Exhibit A, Fifth
                               Amendment


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     ORIGINAL LEASE
     LEASE    EXECUTION
     DATA:    DATE:            March 5, 1997

              TERMINATION
              DATE IN RESPECT
              OF EXISTING
              PREMISES (EXCEPT
              THIRD AMENDMENT
              PREMISES):       May 31, 2004

              TERMINATION
              DATE IN RESPECT
              OF THIRD
              AMENDMENT
              PREMISES:        March 31, 2001

              TERMINATION
              DATE IN RESPECT
              OF SIXTH AMENDMENT
              PREMISES:        October 31, 2005

              PREVIOUS
              LEASE
              AMENDMENTS:      First Amendment dated July 22, 1997
                               Second Amendment dated October 6, 1997
                               Third Amendment dated as of March 15, 1999
                               Fourth Amendment dated July 16, 1999
                               Fifth Amendment dated March 10, 2000

              SIXTH
              AMENDMENT
              PREMISES:        Area A:   An area on the second (2nd) floor,
                                         Center Pod of the Building, containing
                                         7,320 square feet of Rentable Floor
                                         Area, substantially as shown on Exhibit
                                         A, Sixth Amendment, a copy of which is
                                         attached hereto and incorporated by
                                         reference herein


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                               Area B:   An area on the second (2nd) floor of
                                         Pod B of the Building, containing 8,431
                                         square feet of Rentable Floor Area,
                                         substantially as shown on Exhibit A,
                                         Sixth Amendment, a copy of which is
                                         attached hereto and incorporated by
                                         reference herein

                               Area C:   An area on the second (2nd) floor,
                                         Pod B of the Building, containing 4,000
                                         square feet of Rentable Floor Area,
                                         substantially as shown on Exhibit A,
                                         Sixth Amendment, a copy of which is
                                         attached hereto and incorporated by
                                         reference herein

      WHEREAS, Tenant desires to lease additional premises located in the Building, to wit, the Sixth Amendment Premises;

      WHEREAS, Landlord is willing to lease the Sixth Amendment Premises to Tenant upon the terms and conditions hereinafter set forth;

      NOW THEREFORE, the parties hereby agree that the above-described lease, as previously amended ("the Lease"), is hereby further amended as follows:

      1.    TERMINATION OF TEMPORARY PREMISES TENANCY AGREEMENT

      The parties acknowledge that Tenant has executed a Temporary Premises Tenancy Agreement ("Temporary Premises Tenancy Agreement"), in respect of Area B, dated February 1, 2000, by and between Landlord, as landlord and Tenant, as tenant. The parties hereby further acknowledge that the Temporary Premises Tenancy Agreement is superseded in all respects by this Sixth Amendment, and therefore that the Temporary Premises Tenancy Agreement is hereby deemed void and is of no further force or effect.

      2.    DEMISE OF THE SIXTH AMENDMENT PREMISES

      Landlord hereby leases and demises to Tenant, and Tenant hereby hires and takes from Landlord, the Sixth Amendment Premises. Said demise of the Sixth Amendment Premises shall be upon all of the terms and conditions of the Lease applicable to the Existing Premises except as follows:


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      I.    AREA A

      A. The Term Commencement Date in respect of Area A shall be November 1, 2000 or, if later, the date Area A is delivered to Tenant by Landlord.

      B. The Rent Commencement Date in respect of Area A shall be the earlier of: (i) sixty (60) days after the Term Commencement Date in respect of Area A or
(ii) the date Tenant or those claiming by, through or under Tenant start to use Area A for purposes permitted under the Lease.

      C. The Termination Date in respect of Area A shall be October 31, 2005.

      D. Annual Fixed Rent in respect of Area A shall be Two Hundred Twelve Thousand Two Hundred Eighty and 00/100 Dollars ($212,280.00) (i.e., a monthly payment of $17,690.00) (i.e., $29.00 per rentable square foot).

      E. Tenant's Operating Expense Base in respect of Area A shall be the actual amount of Operating Expenses Allocable to Area A for calendar year 2000.

      F. Tenant's Tax Base in respect of Area A shall be the actual amount of Tax Expenses Allocable to Area A for fiscal/tax year 2001.

      G. Tenant's Annual Electricity Charge in respect of Area A shall be Six Thousand Nine Hundred Fifty-Four and 00/100 Dollars ($6,954.00), based upon a charge of $.95 per square foot of Rentable Floor Area in respect of Area A (i.e., $579.50 per month). Tenant's obligation to commence paying the Annual Electricity Charge in respect of Area A shall commence as of the Rent Commencement Date in respect of Area A.

      II.   AREA B

      A. The Term Commencement Date in respect of Area B shall be March 1, 2000.

      B. The Rent Commencement Date in respect of Area B shall be November 1, 2000.

      C. The Termination Date in respect of Area B shall be October 31, 2005.

      D. Annual Fixed Rent in respect of Area B shall be Two Hundred Forty-Four Thousand Four Hundred Ninety-Nine and 00/100 Dollars ($244,499.00) (i.e., a monthly payment of $20,374.92) (i.e., $29.00 per rentable square foot).


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      E. Commencing as of the Term Commencement Date in respect of Area B through the Rent Commencement Date in respect of Area B, the Operating Expenses in respect of Area B, payable by Tenant, shall be the actual amount of Operating Expenses Allocable to Area B for calendar year 2000 and shall be prorated for a portion of any calendar year. Commencing as of the Rent Commencement Date in respect of Area B, Tenant's Operating Expenses Base in respect of Area B shall be the actual amount of Operating Expenses Allocable to Area B for calendar year 2000.

      F. Commencing as of the Term Commencement Date in respect of Area B through the Rent Commencement Date in respect of Area B, the Taxes in respect of Area B, payable by Tenant, shall be the actual amount of Tax Expenses Allocable to Area B for fiscal/tax year 2001. Commencing as of the Rent Commencement Date in respect of Area B, Tenant's Tax Base in respect of Area B shall be the actual amount of Tax Expenses Allocable to Area B for calendar year 2000.

      G. Tenant's Annual Electricity Charge in respect of Area B shall be Eight Thousand Nine and 45/100 Dollars ($8,009.45), based upon a charge of $.95 per square foot of Rentable Floor Area in respect of Area B (i.e., $667.45 per month). Tenant's obligation to commence paying the Annual Electricity Charge in respect of Area B shall commence as of the Term Commencement Date in respect of Area B.

      III.  AREA C

      A. The Term Commencement Date in respect of Area C shall be the Term Commencement Date in respect of Area A.

      B. The Rent Commencement Date in respect of Area C shall be the earliest of: (i) one hundred fifty (150) days after the Term Commencement Date in respect of Area C; (ii) ninety (90) days after Tenant or anyone claiming by, through or under Tenant commences construction in Area C, or (iii) sixty (60) days after Tenant or anyone claiming by, through or under Tenant first commences to use Area C for purposes permitted under the Lease.

      C. The Termination Date in respect of Area C shall be October 31, 2005.

      D. Annual Fixed Rent in respect of Area C shall be One Hundred Sixteen Thousand and 04/100 Dollars ($116,000.00) (i.e., a monthly payment of $9,666.67) (i.e., $29.00 per rentable square foot).

      E. Tenant's Operating Expense Base in respect of Area C shall be the actual amount of Operating Expenses Allocable to Area C for calendar year 2000.

      F. Tenant's Tax Base in respect of Area C shall be the actual amount of Tax Expenses Allocable to Area C for fiscal/tax year 2001.


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      G. Tenant's Annual Electricity Charge in respect of Area C shall be Three
Thousand Eight Hundred and 00/100 Dollars ($3,800.00), based upon a charge of $.95 per square foot of Rentable Floor Area in respect of Area C (i.e., $316.67 per month). Tenant's obligation to commence paying the Annual Electricity Charge in respect of Area C shall commence as of the Rent Commencement Date in respect of Area C.

      IV.   PROVISIONS APPLICABLE TO ALL PORTIONS OF THE SIXTH AMENDMENT
            PREMISES

      A. Article XI of the Lease shall have no applicability to the Sixth Amendment Premises.

      B. In the event of any conflict between the provisions of the Lease and the provisions of this Amendment, the provisions of this Amendment shall control.

      3.    CONDITION OF SIXTH AMENDMENT PREMISES

      Notwithstanding anything to the contrary herein or in the Lease contained, Tenant shall lease the Sixth Amendment Premises "as-is", in the condition in which the Sixth Amendment Premises are in as of the Term Commencement Date in respect of the Sixth Amendment Premises without any obligation on the part of Landlord to prepare or construct the Sixth Amendment Premises for Tenant's occupancy, and without any representation or warranty by Landlord as to the condition of the Sixth Amendment Premises.

      4.    LANDLORD'S CONTRIBUTION IN RESPECT OF SIXTH AMENDMENT PREMISES

      Landlord shall provide to Tenant up to Three Hundred Twenty-Five Thousand Eight Hundred Ninety-One and 50/100 ($325,891.50) Dollars ("Landlord's Sixth Amendment Contribution") towards the cost of leasehold improvements to be installed by Tenant in the Sixth Amendment Premises; including, without limitation, hard costs, architectural and engineering fees incurred by Tenant in preparing Tenant's plans, moving costs and computer wiring and cabling costs ("Tenant's Sixth Amendment Premises Work"). Landlord's Sixth Amendment Contribution shall be disbursed to Tenant in the same manner and subject to the same conditions and limitations as set forth on Exhibit B to the Lease, except:

      A. The first two (2) sentences of Paragraph B of Exhibit B to the Lease shall not apply to Tenant's Sixth Amendment Premises Work.

      B. For the purpose of clause (iii) of Paragraph D of Exhibit B to the Lease, wherever the date "September 30, 1997" is used, the date "six (6) months after the Term


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Commencement Date in respect of Area A" shall be substituted therefor in respect of Area A.

      C. For the purpose of clause (iii) of Paragraph D of Exhibit B to the Lease, wherever the date "September 30, 1997" is used, the date "six (6) months after the Term Commencement Date in respect of Area B" shall be substituted therefor in respect of Area B.

      D. For the purpose of clause (iii) of Paragraph D of Exhibit B to the Lease, wherever the date "September 30, 1997" is used, the date "six (6) months after the Term Commencement Date in respect of Area C" shall be substituted therefor in respect of Area C.

      5.    BROKER

      Landlord and Tenant each warrant that they have had no dealings with any broker or agent, other than Meredith & Grew ("Broker"), in connection with this Sixth Amendment and covenant to defend, hold harmless and indemnify each other from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any broker or agent, other than Broker, claiming by or through them with respect to dealings in connection with this Sixth Amendment or the negotiation thereof.

      6.    LETTER OF CREDIT

      The parties hereby acknowledge that Landlord is presently holding a Letter of Credit in an amount equal to One Million and 00/100 ($1,000,000.00) Dollars, pursuant to Article X of the Lease. The parties hereby further acknowledge that Landlord shall continue to hold said Letter of Credit during the term of the Lease.

      7. TENANT'S OPTION TO EXTEND THE TERM OF THE LEASE IN RESPECT OF THE SIXTH AMENDMENT PREMISES

      Tenant shall have the following right to extend the term of the Lease in respect of the Sixth Amendment Premises. Tenant's extension option under this Paragraph 7 shall be independent of Tenant's extension option with respect to the Existing Premises as set forth in Article XI of the Lease.

      A. On the conditions, which conditions Landlord may waive, at its election, by written notice to Tenant at any time, that Tenant is not in default of its covenants and obligations under the Lease beyond any applicable period of notice and cure, and that Lightbridge, Inc., itself, is occupying the entirety of the Sixth Amendment Premises, both as of the time of option exercise and as of the commencement of the hereinafter described additional term, Tenant shall have the option to extend the term of the Lease in respect of


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the Sixth Amendment Premises for one (1) additional five (5) year term, such additional term commencing as of November 1, 2005 and terminating as of October 31, 2010. Tenant may exercise such option to extend by giving Landlord written notice on or before February 1, 2005. Upon the timely giving of such notice, the term of the Lease in respect of the Sixth Amendment Premises shall be deemed extended upon all of the terms and conditions of the Lease, except that Landlord shall have no obligation to construct or renovate the Sixth Amendment Premises and that the Annual Fixed Rent, the Annual Electricity Charge, Tenant's Operating Expense Base, and Tenant's Tax Base during such additional term shall be as hereinafter set forth. If Tenant fails to give timely notice, as aforesaid, Tenant shall have no further right to extend the term of the Lease in respect of the Sixth Amendment Premises, time being of the essence of this Paragraph 7.

      B. Annual Fixed Rent

      The Annual Fixed Rent during the additional term of the Lease in respect of the Sixth Amendment Premises shall be based upon the Fair Market Rental Value, as defined in Article XIII of the Lease, as of the commencement of the additional term of the Lease in respect of the Sixth Amendment Premises, provided however, that in no event shall the sum of Annual Fixed Rent, the Annual Electricity Charge, Operating Expenses Allocable to the Premises and Tax Expenses Allocable to the Sixth Amendment Premises payable by Tenant for any twelve-(12)-month period during the additional term be less than the sum of Annual Fixed Rent, Annual Electricity Charge, Operating Expenses Allocable to the Premises and Tax Expenses Allocable to the Sixth Amendment Premises payable by Tenant during the immediately preceding twelve (12) month period.

      C. Tenant shall have no further option to extend the term of the Lease in respect of the Sixth Amendment Premises other than the one (1) additional five
(5) year term herein provided.

      D. Notwithstanding the fact that upon Tenant's exercise of the herein option to extend the term of the Lease in respect of the Sixth Amendment Premises such extension shall be self-executing, as aforesaid, the parties shall promptly execute a lease amendment reflecting such additional term after Tenant exercises the herein option, except that the Annual Fixed Rent payable in respect of such additional term, the Annual Electricity Charge payable during the initial term, Tenant's Operating Expenses Base during such additional term, and Tenant's Tax Base during such additional term, may not be set forth in said amendment. Subsequently, after such Annual Fixed Rent, the Annual Electricity Charge, Tenant's Operating Expenses Base, and Tenant's Tax Base are determined, the parties shall execute a written agreement confirming the same. The execution of such lease amendment shall not be deemed to waive any of the conditions to Tenant's exercise of its rights under this Paragraph 7, unless otherwise specifically provided in such lease amendment.


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      8.    TENANT'S CANCELLATION RIGHT UPON LATE DELIVERY OF PORTIONS OF THE
            SIXTH AMENDMENT PREMISES

      If the Term Commencement Date in respect of any portion of the Sixth Amendment Premises has not occurred on or before March 1, 2001, then Tenant shall have the right to terminate the term of the Lease in respect of such portion of the Sixth Amendment Premises by giving Landlord a written thirty (30) day termination notice. If the Term Commencement Date in respect of such portion of the Sixth Amendment Premises does not occur on or before the thirtieth (3Oth) day after Landlord receives such termination notice, then the term of the Lease in respect of such portion of the Sixth Amendment Premises shall terminate as of said thirtieth (3Oth) day. If the Term Commencement Date in respect of such portion of the Sixth Amendment Premises occurs on or before the thirtieth (30th) day after Landlord receives such termination notice, then said termination notice shall be void and of no further force or effect and Tenant shall have no further right to terminate the Lease in respect of such portion of the Sixth Amendment Premises pursuant to this Paragraph 8.

      9. As herein amended, the Lease is ratified, confirmed and approved in all respects.

      EXECUTED UNDER SEAL as of the date first above written.

LANDLORD:                                     TENANT:
Invesco Realty Advisors                       LIGHTBRIDGE, INC.
Division of Invesco, Inc.
as Agent for:
GATEWAY ROSEWOOD, INC.


By: /s/ Michael Kirby  Vice President         By: /s/ Pamela A. Reeve      CEO
    ---------------------------------             ------------------------------
         (Name)            (Title)                     (Name)            (Title)
         Hereunto Duly Authorized                      Hereunto Duly Authorized


Date Signed:   4/28/2000                      Date Signed:   4/28/2000
             ---------------------                         ---------------------


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